Exhibit 32.1

CERTIFICATION OF THE CO-CHIEF EXECUTIVE OFFICERS

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Snail, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2024 (the “Report”), I, Hai Shi, Founder, Chairman, Co-Chief Executive Officer and Chief Strategy Officer of the Company, and Xuedong Tian, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: May 15, 2024	By:	/s/ Xuedong Tian
	Name:	Xuedong Tian
	Title:	Co-Chief Executive Officer (Co-Principal Executive Officer)